UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported): September 21, 2018

ITRONICS INC.

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                                                                                                        Texas                                                                         33-18582                                                          75-2198369

                                                                                    (State or other jurisdiction                                                          (Commission File                                                   (IRS Employer

                                                                                              of incorporation)                                                                    Number)                                                        Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada         89509

             (Address of Principal Executive Offices)                                    Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

On September 21, 2018 the Company announced its unaudited consolidated revenues for the three and six months ended June 30, 2018. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits:

99.1 Press Release dated September 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: September 26, 2018                                                                                                                                                      By: /S/ John W. Whitney

                                                                                                                                                                                                    John W. Whitney

                                                                                                                                                                                                    President, Treasurer and Director

                                                                                                                                                                                                    (Principal Executive and Financial

                                                                                                                                                                                                    Officer)